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Unaudited Pro Forma Condensed Consolidated Financial Information

Effective as of November 14, 2024, BioLife Solutions, Inc., a Delaware corporation (the “Company” or "BioLife"), entered into a Stock Purchase Agreement (the “Purchase Agreement”), by and among the Company, Standex International Corporation, a Delaware corporation (“Buyer”), and Arctic Solutions, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (doing business as Custom Biogenic Systems, or “CBS”), for the sale by the Company of all of the issued and outstanding shares of common stock (the “Shares”) of CBS to Buyer for an aggregate purchase price of approximately $6.1 million (subject to adjustment as set forth in the Purchase Agreement) (the “Transaction”). Following the execution of the Purchase Agreement, the Transaction was consummated on November 14, 2024 (the “Closing Date”).

The unaudited pro forma condensed consolidated financial information has been derived from the Company’s historical consolidated financial statements and gives effect to the Transaction. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2024, reflects the Company’s financial position as if the Transaction had occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2024 and each of the years ended December 31, 2023, 2022, and 2021 reflect the Company’s operating results as if the Transaction had occurred as of January 1, 2021.

In addition, the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2024, reflect certain adjustments described herein that are incremental to those related to the Transaction discussed above as if they had occurred on January 1, 2024. In our future public filings, beginning in the year ended December 31, 2024, the historical financial results of CBS will be reflected in the Company’s consolidated financial statements as discontinued operations under U.S. generally accepted accounting principles (“GAAP”) for all periods.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with the audited consolidated financial statements and accompanying notes and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Company's Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (the "SEC") on February 29, 2024, and the unaudited condensed consolidated financial statements and accompanying notes and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Company's Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2024, filed with the U.S. Securities and Exchange Commission (the "SEC") on November 12, 2024, which include the re-casted consolidated financial statements due to a previous disposal transaction on April 17, 2024 that also qualified as a discontinued operation.

The unaudited pro forma condensed consolidated financial information has been prepared based upon currently available information and management estimates and is subject to the assumptions and adjustments described below and in the accompanying notes to the unaudited pro forma condensed consolidated financial information. The unaudited pro forma financial information is not intended to be a complete presentation of the Company’s financial position or results of operations had the Transaction occurred as of and for the periods presented. In addition, the unaudited pro forma condensed consolidated financial information is provided for illustrative and informational purposes only and is not necessarily indicative of the Company’s

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future results of operations or financial condition. The Company's actual financial position and results of operations may materially differ from the pro forma amounts reflected herein due to a variety of factors. Management believes these assumptions and adjustments are reasonable, given the information available at the filing date.

The “Historical BioLife” column in the unaudited pro forma condensed consolidated financial information reflects our historical condensed consolidated financial statements for each of the periods presented and does not reflect any adjustments related to the Transaction or the transaction completed by the Company on November 12, 2024 for the divestiture of SciSafe, Inc. (the "SciSafe Divestiture").

The “CBS Transaction Adjustments” column in the unaudited pro forma condensed consolidated financial information gives effect to the Transaction and has been prepared consistent with the guidance for discontinued operations, ASC 205-20 Presentation of Financial Statements – Discontinued Operations (“ASC 205-20”), under GAAP. Therefore, the Company did not allocate any general corporate overhead expenses to the discontinued operations. As such, the unaudited pro forma condensed consolidated financial information does not reflect what our results of operations would have been on a stand-alone basis and is not necessarily indicative of future results of operations. In addition, our current estimates for discontinued operations are preliminary and actual results could differ from these estimates as the Company finalizes the discontinued operations accounting to be reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

The “Pro Forma BioLife - CBS Transaction” column in the unaudited pro forma condensed consolidated financial information reflects our historical condensed consolidated financial statements for each of the periods presented after giving effect of the CBS Transaction Adjustments and related transactions. Therefore, this “Pro Forma BioLife - CBS Transaction” column presents the isolated impact of the Transaction on the reported financial statements as of September 30, 2024. This is not reflective of the SciSafe Divestiture.

The “SciSafe Divestiture Adjustments” column represents our election to present unaudited pro forma condensed consolidated financial information in relation to both the Transaction and the SciSafe Divestiture for the nine months ended September 30, 2024 and each of the years ended December 31, 2023, 2022, and 2021. We elected to present this information to readers in order to give effect to our condensed consolidated financial statements for both transactions for the nine months ended September 30, 2024 and each of the years ended December 31, 2023, 2022, and 2021. To view the isolated impact of the SciSafe Divestiture, refer to our 8-K filed on November 12, 2024 containing our pro forma condensed consolidated financial statements and other transaction details.

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BIOLIFE SOLUTIONS, INC.
Pro Forma Consolidated Balance Sheet
(Unaudited, amounts in thousands, except share and per share amounts)

	September 30, 2024
(In thousands, except per share and share data)	Historical BioLife	CBS Transaction Adjustments	Note 2	Pro Forma BioLife - CBS Transaction	SciSafe Divestiture Adjustments	Elected Pro Forma - CBS and SciSafe Transactions
Assets
Current assets:
Cash and cash equivalents	$23,977	$4,522	(a)	$28,499	$70,295	$98,794
Restricted cash	184	—		184	—	184
Available-for-sale securities, current portion	10,211	—		10,211	—	10,211
Accounts receivable, trade, net	17,918	(2,836)	(b)	15,082	(6,405)	8,677
Inventories	32,179	(4,806)	(b)	27,373	—	27,373
Prepaid expenses and other current assets	4,914	(682)	(b)	4,232	(614)	3,618
Total current assets	89,383	(3,802)		85,581	63,276	148,857

Assets held for rent, net	10,822	—		10,822	(4,028)	6,794
Property and equipment, net	17,709	(305)	(b)	17,404	(11,336)	6,068
Operating lease right-of-use assets, net	14,402	—		14,402	(3,852)	10,550
Financing lease right-of-use assets, net	30	—		30	(30)	—
Long-term deposits and other assets	271	—		271	(200)	71
Available-for-sale securities, long term	4,884	—		4,884	—	4,884
Equity Investments	995	—		995	—	995
Intangible assets, net	18,415	—		18,415	(8,473)	9,942
Goodwill	224,741	(1,065)	(d)	223,676	(11,108)	212,568
Total assets	$381,652	$(5,172)		$376,480	$24,249	$400,729

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$3,838	$(1,097)	(b)	$2,741	$(579)	$2,162
Accrued expenses and other current liabilities	8,449	1,272	(b)(e)	9,721	2,847	12,568
Sales taxes payable	4,351	(336)	(b)	4,015	(56)	3,959
Warranty liability	186	(133)	(b)	53	—	53
Lease liabilities, operating, current portion	2,788	—		2,788	(1,362)	1,426
Lease liabilities, financing, current portion	323	(299)	(b)	24	(24)	—
Debt, current portion	12,231	(94)	(b)	12,137	(466)	11,671
Contingent consideration	—	—		—	3,250	3,250
Total current liabilities	32,166	(687)		31,479	3,610	35,089

Lease liabilities, operating, long-term	15,189	—		15,189	(2,677)	12,512
Lease liabilities, financing, long-term	913	(904)	(b)	9	(9)	—
Debt, long-term	7,823	(4)	(b)	7,819	(327)	7,492
Deferred tax liabilities	100	(9)	(b)	91	—	91
Total liabilities	56,191	(1,604)		54,587	597	55,184

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Shareholders’ equity:
Preferred stock, $0.001 par value; 1,000,000 shares authorized, Series A, 4,250 shares designated, and 0 shares issued and outstanding as of September 30, 2024 and December 31, 2023	—	—		—	—	—
Common stock, $0.001 par value; 150,000,000 shares authorized, 46,227,940 and 45,167,225 shares issued and outstanding, respectively, as of September 30, 2024 and December 31, 2023	46	—		46	—	46
Additional paid-in capital	673,183	—		673,183	—	673,183
Accumulated other comprehensive loss, net of taxes	(208)	—		(208)	263	55
Accumulated deficit	(347,560)	(3,568)	(c)(e)(f)	(351,128)	23,389	(327,739)
Total shareholders’ equity	325,461	(3,568)		321,893	23,652	345,545
Total liabilities and shareholders’ equity	$381,652	$(5,172)		$376,480	$24,249	$400,729

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
BIOLIFE SOLUTIONS, INC.
Pro Forma Consolidated Statement of Operations
(Unaudited, amounts in thousands, except share and per share amounts)

	Nine Months Ended September 30, 2024
(In thousands, except per share and share data)	Historical BioLife	CBS Transaction Adjustments	Note 2	Pro Forma BioLife - CBS Transaction	SciSafe Divestiture Adjustments	Elected Pro Forma - CBS and SciSafe Transactions

Product revenue	$64,624	$(9,841)	(c)	$54,783	$—	$54,783
Service revenue	14,173	(346)	(c)	13,827	(13,708)	119
Rental revenue	6,881	—		6,881	(2,243)	4,638
Total product, service, and rental revenue	85,678	(10,187)		75,491	(15,951)	59,540
Costs and operating expenses:
Cost of product, service, and rental revenue (exclusive of intangible assets amortization)	40,278	(7,960)	(c)	32,318	(12,218)	20,100
General and administrative	33,953	(1,945)	(c)	32,008	(2,802)	29,206
Sales and marketing	10,401	(644)	(c)	9,757	(716)	9,041
Research and development	6,827	(830)	(c)	5,997	—	5,997
Intangible asset amortization	2,734	—		2,734	(680)	2,054
Change in fair value of contingent consideration	—	—		—	3,250	3,250
Employee stock based compensation expenses	—	2,034	(e)	2,034	4,430	6,464
Loss (gain) on sale of subsidiary	—	1,905	(d)(f)	1,905	(29,591)	(27,686)
Total operating expense	94,193	(7,440)		86,753	(38,327)	48,426
Operating (loss) income	(8,515)	(2,747)		(11,262)	22,376	11,114

Other expense:
Change in fair value of equity investments	(4,074)	—		(4,074)	—	(4,074)
Interest expense, net	(796)	89	(c)	(707)	13	(694)
Other income	417	(3)	(c)	414	82	496
Total other expense, net	(4,453)	86		(4,367)	95	(4,272)

(Loss) income before income tax expense	(12,968)	(2,661)		(15,629)	22,471	6,842
Income tax expense	(93)	9	(c)	(84)	146	62
Net (loss) income from continuing operations	$(13,061)	$(2,652)		$(15,713)	$22,617	$6,904

Discontinued operations:
Loss from discontinued operations before income tax expense	(19,572)	—		(19,572)	—	(19,572)
Income tax expense	(10)	—		(10)	—	(10)
Loss from discontinued operations	$(19,582)	$—		$(19,582)	$—	$(19,582)

Net loss	$(32,643)	$(2,652)		$(35,295)	$22,617	$(12,678)

(Loss) income from continuing operations attributable to common shareholders:
Basic and Diluted	$(13,061)	$(2,652)		$(15,713)	$22,617	$6,904

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Loss from discontinued operations attributable to common shareholders:
Basic and Diluted	$(19,582)	$—	$(19,582)	$—	$(19,582)
(Loss) income per share from continuing operations attributable to common shareholders:
Basic and Diluted	$(0.28)	$(0.06)	$(0.34)	$0.49	$0.15
Loss per share from discontinued operations attributable to common shareholders:
Basic and Diluted	$(0.43)	$—	$(0.43)	$—	$(0.43)
Net loss attributable to common shareholders:
Basic and Diluted	$(32,643)	$(2,652)	$(35,295)	$22,617	$(12,678)
Net loss per share attributable to common shareholders:
Basic and Diluted	$(0.71)	$(0.06)	$(0.77)	$0.49	$(0.28)

Weighted average common shares outstanding:
Basic and Diluted	45,871,715	—	45,871,715	—	45,871,715

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

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BIOLIFE SOLUTIONS, INC.
Pro Forma Consolidated Statement of Operations
(Unaudited, amounts in thousands, except share and per share amounts)

	Year Ended December 31, 2023
(In thousands, except per share and share data)	Historical BioLife	CBS Transaction Adjustments	Note 2	Pro Forma BioLife - CBS Transaction	SciSafe Divestiture Adjustments	Elected Pro Forma - CBS and SciSafe Transactions

Product revenue	$82,346	$(13,379)	(c)	$68,967	$—	$68,967
Service revenue	17,074	(197)	(c)	16,877	(16,528)	349
Rental revenue	8,025	—		8,025	(1,486)	6,539
Total product, service, and rental revenue	107,445	(13,576)		93,869	(18,014)	75,855
Costs and operating expenses:
Cost of product, service, and rental revenue (exclusive of intangible assets amortization)	59,837	(12,632)	(c)	47,205	(17,283)	29,922
General and administrative	50,464	(3,478)	(c)	46,986	(3,487)	43,499
Sales and marketing	15,348	(997)	(c)	14,351	(1,317)	13,034
Research and development	14,702	(2,629)	(c)	12,073	—	12,073
Asset impairment charges	8,310	(8,310)	(c)	—	—	—
Intangible asset amortization	5,050	(623)	(c)	4,427	(907)	3,520
Change in fair value of contingent consideration	(2,193)	—		(2,193)	—	(2,193)
Loss (gain) on sale of subsidiary	—	1,634	(d)(f)	1,634	(18,640)	(17,006)
Total operating expenses	151,518	(27,035)		124,483	(41,634)	82,849
Operating loss	(44,073)	13,459		(30,614)	23,620	(6,994)

Other income:
Gain on settlement of Global Cooling escrow	5,115	—		5,115	—	5,115
Interest expense, net	(1,681)	219	(c)	(1,462)	13	(1,449)
Other income	1,221	(5)	(c)	1,216	87	1,303
Total other income, net	4,655	214		4,869	100	4,969

Loss before income tax (expense) benefit	(39,418)	13,673		(25,745)	23,720	(2,025)
Income tax (expense) benefit	(156)	9	(c)	(147)	172	25
Loss from continuing operations	$(39,574)	$13,682		$(25,892)	$23,892	$(2,000)

Discontinued operations:
Loss from discontinued operations before income tax expense	(28,415)	—		(28,415)	—	(28,415)
Income tax expense	(13)	—		(13)	—	(13)
Loss from discontinued operations	$(28,428)	$—		$(28,428)	$—	$(28,428)

Net loss	$(68,002)	$13,682		$(54,320)	$23,892	$(30,428)

Loss from continuing operations attributable to common shareholders:
Basic and Diluted	$(39,574)	$13,682		$(25,892)	$23,892	$(2,000)
Loss from discontinued operations attributable to common shareholders:
Basic and Diluted	$(28,428)	$—		$(28,428)	$—	$(28,428)

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Loss per share from continuing operations attributable to common shareholders:
Basic and Diluted	$(0.91)	$0.31	$(0.60)	$0.55	$(0.05)
Loss per share from discontinued operations attributable to common shareholders:
Basic and Diluted	$(0.65)	$—	$(0.65)	$—	$(0.65)
Net loss attributable to common shareholders:
Basic and Diluted	$(68,002)	$13,682	$(54,320)	$23,892	$(30,428)
Net loss per share attributable to common shareholders:
Basic and Diluted	$(1.56)	$0.31	$(1.25)	$0.55	$(0.70)

Weighted average common shares outstanding:
Basic and Diluted	43,719,185	—	43,719,185	—	43,719,185

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

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BIOLIFE SOLUTIONS, INC.
Pro Forma Consolidated Statement of Operations
(Unaudited, amounts in thousands, except share and per share amounts)

	Year Ended December 31, 2022
(In thousands, except per share and share data)	Historical BioLife	CBS Transaction Adjustments	Note 2	Pro Forma BioLife - CBS Transaction	SciSafe Divestiture Adjustments	Elected Pro Forma - CBS and SciSafe Transactions

Product revenue	$88,085	$(16,142)	(c)	$71,943	$—	$71,943
Service revenue	15,308	—		15,308	(15,234)	74
Rental revenue	10,451	—		10,451	(6,228)	4,223
Total product, service, and rental revenue	113,844	(16,142)		97,702	(21,462)	76,240
Costs and operating expenses:
Cost of product, service, and rental revenue (exclusive of intangible assets amortization)	56,316	(11,928)	(c)	44,388	(15,060)	29,328
General and administrative	41,012	(2,673)	(c)	38,339	(4,895)	33,444
Sales and marketing	13,294	(906)	(c)	12,388	(699)	11,689
Research and development	10,539	(1,856)	(c)	8,683	(12)	8,671
Intangible asset amortization	5,726	(830)	(c)	4,896	(907)	3,989
Change in fair value of contingent consideration	(4,754)	—		(4,754)	—	(4,754)
Loss (gain) on sale of subsidiary	—	9,493	(d)(f)	9,493	(20,872)	(11,379)
Total operating expenses	122,133	(8,700)		113,433	(42,445)	70,988
Operating (loss) income	(8,289)	(7,442)		(15,731)	20,983	5,252

Other income:
Change in fair value of investments	697	—		697	—	697
Interest expense, net	(430)	28	(c)	(402)	118	(284)
Other income	700	(3)	(c)	697	(34)	663
Total other income, net	967	25		992	84	1,076

(Loss) income before income tax benefit	(7,322)	(7,417)		(14,739)	21,067	6,328
Income tax benefit	5,033	9	(c)	5,042	194	5,236
(Loss) income from continuing operations	$(2,289)	$(7,408)		$(9,697)	$21,261	$11,564

Discontinued operations:
Loss from discontinued operations before income tax expense	(137,506)	—		(137,506)	—	(137,506)
Income tax expense	(10)	—		(10)	—	(10)
Loss from discontinued operations	$(137,516)	$—		$(137,516)	$—	$(137,516)

Net loss	$(139,805)	$(7,408)		$(147,213)	$21,261	$(125,952)

(Loss) income from continuing operations attributable to common shareholders:
Basic and Diluted	$(2,289)	$(7,408)		$(9,697)	$21,261	$11,564
Loss from discontinued operations attributable to common shareholders:
Basic and Diluted	$(137,516)	$—		$(137,516)	$—	$(137,516)

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(Loss) income per share from continuing operations attributable to common shareholders:
Basic and Diluted	$(0.05)	$(0.17)	$(0.22)	$0.50	$0.28
Loss per share from discontinued operations attributable to common shareholders:
Basic and Diluted	$(3.24)	$—	$(3.24)	$—	$(3.24)
Net loss attributable to common shareholders:
Basic and Diluted	$(139,805)	$(7,408)	$(147,213)	$21,261	$(125,952)
Net loss per share attributable to common shareholders:
Basic and Diluted	$(3.29)	$(0.17)	$(3.46)	$0.50	$(2.96)
Weighted average common shares outstanding:
Basic and Diluted	42,481,027	—	42,481,027	—	42,481,027

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

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BIOLIFE SOLUTIONS, INC.
Pro Forma Consolidated Statement of Operations
(Unaudited, amounts in thousands, except share and per share amounts)

	Year Ended December 31, 2021
(In thousands, except per share and share data)	Historical BioLife	CBS Transaction Adjustments	Note 2	Pro Forma BioLife - CBS Transaction	SciSafe Divestiture Adjustments	Elected Pro Forma - CBS and SciSafe Transactions

Product revenue	$62,729	$(15,198)	(c)	$47,531	$—	$47,531
Service revenue	9,817	—		9,817	(9,817)	—
Rental revenue	7,426	—		7,426	(4,913)	2,513
Total product, service, and rental revenue	79,972	(15,198)		64,774	(14,730)	50,044
Costs and operating expenses:
Cost of product, rental, and service revenue (exclusive of intangible assets amortization)	39,002	(9,821)	(c)	29,181	(9,665)	19,516
General and administrative	30,283	(2,169)	(c)	28,114	(4,822)	23,292
Sales and marketing	9,596	(778)	(c)	8,818	(349)	8,469
Research and development	8,925	(1,791)	(c)	7,134	—	7,134
Intangible asset amortization	4,406	(830)	(c)	3,576	(907)	2,669
Change in fair value of contingent consideration	2,875	—		2,875	—	2,875
Loss (gain) on sale of subsidiary	—	8,738	(d)(f)	8,738	(18,207)	(9,469)
Total operating expenses	95,087	(6,651)		88,436	(33,950)	54,486
Operating (loss) income	(15,115)	(8,547)		(23,662)	19,220	(4,442)

Other income:
Change in fair value of warrant liability	(121)	—		(121)	—	(121)
Interest expense, net	(187)	30	(c)	(157)	117	(40)
Other income (expense)	275	—		275	(284)	(9)
Gain on acquisition of Sexton Biotechnologies, Inc.	6,451	—		6,451	—	6,451
Total other income, net	6,418	30		6,448	(167)	6,281

(Loss) income before income tax benefit	(8,697)	(8,517)		(17,214)	19,053	1,839
Income tax benefit	15,542	42	(c)	15,584	14	15,598
Income from continuing operations	$6,845	$(8,475)		$(1,630)	$19,067	$17,437

Discontinued operations:
Loss from discontinued operations before income tax benefit	(20,329)	—		(20,329)	—	(20,329)
Income tax benefit	4,576	—		4,576	—	4,576
Loss from discontinued operations	$(15,753)	$—		$(15,753)	$—	$(15,753)

Net (loss) income	$(8,908)	$(8,475)		$(17,383)	$19,067	$1,684

Income from continuing operations attributable to common shareholders:

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Basic and Diluted	$6,845	$(8,475)	$(1,630)	$19,067	$17,437
Loss from discontinued operations attributable to common shareholders:
Basic and Diluted	$(15,753)	$—	$(15,753)	$—	$(15,753)
Income per share from continuing operations attributable to common shareholders:
Basic and Diluted	$0.18	$(0.22)	$(0.04)	$0.50	$0.46
Loss per share from discontinued operations attributable to common shareholders:
Basic and Diluted	$(0.41)	$—	$(0.41)	$—	$(0.41)
Net (loss) income attributable to common shareholders:
Basic and Diluted	$(8,908)	$(8,475)	$(17,383)	$19,067	$1,684
Net (loss) income per share attributable to common shareholders:
Basic and Diluted	$(0.23)	$(0.22)	$(0.45)	$0.50	$0.05

Weighted average common shares outstanding:
Basic and Diluted	38,503,944	—	38,503,944	—	38,503,944

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1. Basis of Presentation

The unaudited pro forma condensed consolidated financial information has been prepared based on the Company's historical consolidated financial statements and in accordance with Article 11 of SEC Regulation S-X, Pro Forma Financial Information.

CBS Discontinued Operations reflect associated assets, liabilities, and stockholders’ equity and results of operations attributable to CBS that were included in the Company’s historical consolidated financial statements in accordance with ASC 205-20. These amounts exclude general corporate overhead costs which were historically allocated to CBS that do not meet the requirements to be presented in discontinued operations.

Note 2. Pro Forma Adjustments and Assumptions

The unaudited pro forma condensed consolidated balance sheet and the unaudited pro forma condensed consolidated statements of operations, respectively, present the pro forma adjustments to historical financial results directly attributable to the Transaction in accordance with ASC 205-20, as follows.

(a) This adjustment represents the receipt of cash consideration less fees to be paid to the broker, attorneys, and other external parties in connection with the closing of the transaction.

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com

Closing Transaction Summary	Amount
Cash consideration received	$6,100
Fees to be paid for legal and other transaction services	(1,578)
Net Closing Transaction Proceeds	$4,522

(b) These adjustments represent the disposal of assets and liabilities attributable to CBS.

(c) These adjustments represent the disposal of revenues and costs and operating expenses of CBS.

(d) This adjustment reflects the Company's allocation of goodwill to CBS on a fair value basis.

(e) This adjustment reflects the Company's compensation expenses associated with the acceleration of unvested shares for all former employees of the Company that remained with CBS upon the closing of the Transaction ($2.0M).

(f) This adjustment reflects the calculated loss on the disposal of CBS.

Loss on Sale of CBS as of September 30, 2024
Net closing transaction proceeds	$4,522

Current assets	8,324
Long-term assets before allocation of goodwill	305
Total assets	8,629

Current liabilities	(2,721)
Long-term liabilities	(908)
Less: costs allocated to CBS as accrued expenses	362
Total liabilities	(3,267)
Net assets	5,362
Total loss on sale of CBS	$(840)

Pro Forma Adjusted Gross Margin and Adjusted EBITDA Reconciliations

In addition to net income (loss) determined in accordance with GAAP, we use the non-GAAP measures, "Adjusted Gross Margin", earnings before interest, taxes, depreciation and amortization (EBITDA), and "Adjusted EBITDA”, in assessing our operating performance as we believe it serves as an appropriate measure in evaluating the performance of our business. We reference Adjusted Gross Margin, EBITDA, and Adjusted EBITDA frequently in our decision-making because it provides supplemental information that facilitates internal comparisons to the historical periods and external comparisons to competitors. In addition, incentive compensation is primarily based on Adjusted Gross Margin, EBITDA, and Adjusted EBITDA targets and we base certain of our forward-looking estimates on Adjusted Gross Margin, EBITDA, and Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted Gross Margin, EBITDA and Adjusted EBITDA targets.

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
The following is a reconciliation of our pro forma revenue to our pro forma Adjusted Gross Margin and pro forma net income to our pro forma EBITDA and Adjusted EBITDA for the nine months ended September 30, 2024 and each of the years ended December 31, 2023, 2022, and 2021:

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF PRO FORMA GROSS PROFIT TO PRO FORMA ADJUSTED GROSS PROFIT
(Unaudited, amounts in thousands)

	Nine Months Ended September 30, 2024
(In thousands)	Historical BioLife	CBS Transaction Adjustments	Pro Forma BioLife - CBS Transaction	SciSafe Divestiture Adjustments	Elected Pro Forma - CBS and SciSafe Transactions
GAAP total revenues	$85,678	$(10,187)	$75,491	$(15,951)	$59,540
GAAP cost of revenues	(40,278)	7,960	(32,318)	12,218	(20,100)
COGS intangible asset amortization	(1,736)	—	(1,736)	—	(1,736)
GAAP GROSS PROFIT	$43,664	$(2,227)	$41,437	$(3,733)	$37,704
GAAP GROSS MARGIN	51%				63%

ADJUSTMENTS TO GROSS PROFIT:
Inventory reserve costs	247	—	247	—	247
Loss on disposal of assets	(44)	—	(44)	44	—
Intangible asset amortization	1,736	—	1,736	—	1,736
ADJUSTED GROSS PROFIT	$45,603	$(2,227)	$43,376	$(3,689)	$39,687
ADJUSTED GROSS MARGIN	53%		57%		67%

	Year Ended December 31, 2023
(In thousands)	Historical BioLife	CBS Transaction Adjustments	Pro Forma BioLife - CBS Transaction	SciSafe Divestiture Adjustments	Elected Pro Forma - CBS and SciSafe Transactions
GAAP total revenues	$107,445	$(13,576)	$93,869	$(18,014)	$75,855
GAAP cost of revenues	(59,837)	12,632	(47,205)	17,283	(29,922)
COGS intangible asset amortization	(2,781)	(453)	(3,234)	—	(3,234)
GAAP GROSS PROFIT	$44,827	$(1,397)	$43,430	$(731)	$42,699
GAAP GROSS MARGIN	42%				56%

ADJUSTMENTS TO GROSS PROFIT:
Inventory reserve costs	1,772	—	1,772	—	1,772
Loss on disposal of assets	286	—	286	(275)	11
Intangible asset amortization	2,781	453	3,234	—	3,234
ADJUSTED GROSS PROFIT	$49,666	$(944)	$48,722	$(1,006)	$47,716
ADJUSTED GROSS MARGIN	46%		52%		63%

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com

	Year Ended December 31, 2022
(In thousands)	Historical BioLife	CBS Transaction Adjustments	Pro Forma BioLife - CBS Transaction	SciSafe Divestiture Adjustments	Elected Pro Forma - CBS and SciSafe Transactions
GAAP total revenues	$113,844	$(16,142)	$97,702	$(21,462)	$76,240
GAAP cost of revenues	(56,316)	11,928	(44,388)	15,060	(29,328)
COGS intangible asset amortization	(5,007)	151	(4,856)	2,528	(2,328)
GAAP GROSS PROFIT	$52,521	$(4,063)	$48,458	$(3,874)	$44,584
GAAP GROSS MARGIN	46%				58%

ADJUSTMENTS TO GROSS PROFIT:
Inventory step up	251	—	251	—	251
Loss on disposal of assets	47	—	47	(47)	—
Intangible asset amortization	5,007	(151)	4,856	(2,528)	2,328
ADJUSTED GROSS PROFIT	$57,826	$(4,214)	$53,612	$(6,449)	$47,163
ADJUSTED GROSS MARGIN	51%		55%		62%

	Year Ended December 31, 2021
(In thousands)	Historical BioLife	CBS Transaction Adjustments	Pro Forma BioLife - CBS Transaction	SciSafe Divestiture Adjustments	Elected Pro Forma - CBS and SciSafe Transactions
GAAP total revenues	$79,972	$(15,198)	$64,774	$(14,730)	$50,044
GAAP cost of revenues	(39,002)	9,821	(29,181)	9,665	(19,516)
COGS intangible asset amortization	(4,557)	603	(3,954)	2,016	(1,938)
GAAP GROSS PROFIT	$36,413	$(4,774)	$31,639	$(3,049)	$28,590
GAAP GROSS MARGIN	46%				57%

ADJUSTMENTS TO GROSS PROFIT:
Inventory step-up	1,130	—	1,130	—	1,130
Intangible asset amortization	4,557	(603)	3,954	(2,016)	1,938
ADJUSTED GROSS PROFIT	$42,100	$(5,377)	$36,723	$(5,065)	$31,658
ADJUSTED GROSS MARGIN	53%		57%		63%

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com
BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF PRO FORMA NET LOSS TO PRO FORMA ADJUSTED EBITDA
(Unaudited, amounts in thousands)

	Nine Months Ended September 30, 2024
(In thousands)	Historical BioLife	CBS Transaction Adjustments	Pro Forma BioLife - CBS Transaction	SciSafe Divestiture Adjustments	Elected Pro Forma - CBS and SciSafe Transactions
Net loss	$(32,643)	$(2,652)	$(35,295)	$22,617	$(12,678)
Add: Discontinued operations	19,582	—	19,582	—	19,582
(Loss) income from continuing operations	$(13,061)	$(2,652)	$(15,713)	$22,617	$6,904

ADJUSTMENTS:
Interest expense	796	(89)	707	(13)	694
Accretion of available-for-sale investments	(408)	—	(408)	—	(408)
Income tax expense	93	(9)	84	(146)	(62)
Depreciation	4,305	(2)	4,303	(2,078)	2,225
Intangible asset amortization	2,734	—	2,734	(680)	2,054
EBITDA	(5,541)	(2,752)	(8,293)	19,700	11,407

OTHER ADJUSTMENTS:
Loss (gain) on sale of subsidiary	—	1,905	1,905	(29,591)	(27,686)
Employee stock based compensation expenses	—	2,034	2,034	4,015	6,049
Share-based compensation	16,022	(1,582)	14,440	(871)	13,569
Acquisition and divestiture costs	833	—	833	—	833
Severance costs	—	—	—	415	415
Loss on disposal of assets	(96)	—	(96)	95	(1)
Change in fair value of contingent consideration	—	—	—	3,250	3,250
Change in fair value of equity investments	4,074	—	4,074	—	4,074
Other income	(979)	—	(979)	—	(979)
Inventory reserve costs	247	—	247	—	247
ADJUSTED EBITDA	$14,560	$(395)	$14,165	$(2,987)	$11,178
% of Revenue	17%		19%		19%

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com

	Year Ended December 31, 2023
(In thousands)	Historical BioLife	CBS Transaction Adjustments	Pro Forma BioLife - CBS Transaction	SciSafe Divestiture Adjustments	Elected Pro Forma - CBS and SciSafe Transactions
Net loss	$(68,002)	$13,682	$(54,320)	$23,892	$(30,428)
Add: Discontinued operations	28,428	—	28,428	—	28,428
Loss from continuing operations	$(39,574)	$13,682	$(25,892)	$23,892	$(2,000)

ADJUSTMENTS:
Interest expense	1,681	(219)	1,462	(13)	1,449
Accretion of available-for-sale investments	(1,263)	—	(1,263)	—	(1,263)
Income tax expense (benefit)	156	(9)	147	(172)	(25)
Depreciation	6,729	(471)	6,258	(2,636)	3,622
Intangible asset amortization	5,050	(623)	4,427	(907)	3,520
EBITDA	(27,221)	12,360	(14,861)	20,164	5,303

OTHER ADJUSTMENTS:
Loss (gain) on sale of subsidiary	—	1,634	1,634	(18,640)	(17,006)
Share-based compensation	28,511	(2,503)	26,008	(2,498)	23,510
Severance costs	1,591	(6)	1,585	—	1,585
Acquisition and divestiture costs	3,226	—	3,226	—	3,226
Loss on disposal of assets	477		477	(427)	50
Change in fair value of contingent consideration	(2,193)	—	(2,193)	—	(2,193)
Asset impairment charges	8,310	(8,310)	—	—	—
Gain on settlement of Global Cooling escrow	(5,115)	—	(5,115)	—	(5,115)
Inventory reserve costs	1,772	—	1,772	—	1,772
ADJUSTED EBITDA	$9,358	$3,175	$12,533	$(1,401)	$11,132
% of Revenue	9%		13%		15%

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com

	Year Ended December 31, 2022
(In thousands)	Historical BioLife	CBS Transaction Adjustments	Pro Forma BioLife - CBS Transaction	SciSafe Divestiture Adjustments	Elected Pro Forma - CBS and SciSafe Transactions
Net loss	$(139,805)	$(7,408)	$(147,213)	$21,261	$(125,952)
Add: Discontinued operations	137,516	—	137,516	—	137,516
(Loss) income from continuing operations	$(2,289)	$(7,408)	$(9,697)	$21,261	$11,564

ADJUSTMENTS:
Interest expense	430	(28)	402	(118)	284
Accretion of available-for-sale investments	(459)	—	(459)	—	(459)
Income tax benefit	(5,033)	(9)	(5,042)	(194)	(5,236)
Depreciation	6,218	(488)	5,730	(2,081)	3,649
Intangible asset amortization	5,726	(830)	4,896	(906)	3,990
EBITDA	4,593	(8,763)	(4,170)	17,962	13,792

OTHER ADJUSTMENTS:
Loss (gain) on sale of subsidiary	—	9,493	9,493	(20,872)	(11,379)
Share-based compensation	22,030	(1,838)	20,192	(2,465)	17,727
Inventory step-up	251	—	251	—	251
Acquisition and divestiture costs	18	—	18	(10)	8
Loss on disposal of assets	524	(159)	365	112	477
Change in fair value of contingent consideration	(4,754)	—	(4,754)	—	(4,754)
Change in fair value of investments	(697)	—	(697)	—	(697)
ADJUSTED EBITDA	$21,965	$(1,267)	$20,698	$(5,273)	$15,425
% of Revenue	19%		21%		20%

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | 425.402.1433 fax | BioLifeSolutions.com

	Year Ended December 31, 2021
(In thousands)	Historical BioLife	CBS Transaction Adjustments	Pro Forma BioLife - CBS Transaction	SciSafe Divestiture Adjustments	Elected Pro Forma - CBS and SciSafe Transactions
Net (loss) income	$(8,908)	$(8,475)	$(17,383)	$19,067	$1,684
Add: Discontinued operations	15,753	—	15,753	—	15,753
Income from continuing operations	$6,845	$(8,475)	$(1,630)	$19,067	$17,437

ADJUSTMENTS:
Interest expense	187	(30)	157	(117)	40
Income tax benefit	(15,542)	(42)	(15,584)	(14)	(15,598)
Depreciation	4,308	(450)	3,858	(984)	2,874
Intangible asset amortization	4,406	(830)	3,576	(906)	2,670
EBITDA	204	(9,827)	(9,623)	17,046	7,423

OTHER ADJUSTMENTS:
Loss (gain) on sale of subsidiary	—	8,738	8,738	(18,207)	(9,469)
Share-based compensation	12,942	(1,028)	11,914	(1,492)	10,422
Inventory step-up	1,130	—	1,130	—	1,130
Acquisition and divestiture costs	1,636	—	1,636	(32)	1,604
Loss on disposal of assets	(145)	—	(145)	—	(145)
Change in fair value of contingent consideration	2,875	—	2,875	—	2,875
Change in fair value of warrant liability	121	—	121	—	121
ADJUSTED EBITDA	$18,763	$(2,117)	$16,646	$(2,685)	$13,961
% of Revenue	23%		26%		28%